Date: September 5, 1995

Memo To: D. Geoff Armstrong

From: R. Steven Hicks

Re: Contractual Deferred Compensation

   This letter shall serve as an addendum to your employment agreement dated April 1, 1995 as approved by the Compensation Committee.

   For your past efforts and as an incentive to enter into a new employment agreement SFX Broadcasting Inc. will pay you immediately, pursuant to Section 3 paragraph B of the Employment Agreement a lump sum of $150,000 which will be deemed earned per the following schedule:

25.00% ....      December 31, 1995
25.00% ....          April 1, 1996
25.00% ....          April 1, 1997
25.00% ....          April 1, 1998


   It is understood that if you are terminated for cause under your Employment Agreement any unearned amounts will be deducted from any monies owed to you by the Company.


/s/ Robert F.X. Sillerman
- ------------------------
Robert F.X. Sillerman
Chairman

                                          /s/ R. Steven Hicks
                                          --------------------------
                                          R. Steven Hicks
                                          President

                                          /s/ D. Geoff Armstrong
                                          --------------------------
                                          D. Geoff Armstrong
                                          Employee